Exhibit 10.8

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this “Amendment”) is entered into as of March 30, 2015, but is effective for all purposes as of December 31, 2014 (the “Effective Date”), between DEEP DOWN, INC., a Nevada corporation (“Borrower”), and WHITNEY BANK, a Mississippi state chartered bank (the “Lender”). Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A. Borrower and Lender entered into that certain Amended and Restated Credit Agreement dated as of November 11, 2008, and amended and restated through April 14, 2010 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 31, 2010, the Second Amendment to Amended and Restated Credit Agreement dated as of April 14, 2011, the Third Amendment to Amended and Restated Credit Agreement dated as of June 9, 2011, the Fourth Amendment to Amended and Restated Credit Agreement dated as of April 15, 2012, the Fifth Amendment to Amended and Restated Credit Agreement dated as of March 5, 2013, the Sixth Amendment to Amended and Restated Credit Agreement dated as of April 15, 2014, and as further amended, restated, or supplemented from time to time, the “Credit Agreement”).

B. A Default has occurred as a result of the Companies’ failure to comply with the minimum Fixed Charge Coverage Ratio covenant pursuant to Section 10.2 of the Credit Agreement for the fiscal quarter ending December 31, 2014 (the “Existing Default”).

C. Borrower and Lender have agreed, subject to the terms and conditions of this Amendment, to (i) amend the Credit Agreement and (ii) waive the Existing Default.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Section 1.1 (Definitions) of the Credit Agreement is amended to delete the defined term “EBITDA” in its entirety and to replace it with the following:

“EBITDA means consolidated net income of the Companies, plus income taxes, plus Interest Expense, plus depreciation and amortization, plus non-cash stock-based compensation, plus cash distributions received by any Company in respect of its equity interests in CFT (but excluding any income or losses allocable to such Company’s equity interests in CFT), plus for the fiscal quarter ending December 31, 2014, a non-recurring non-cash charge of up to $4,916,000 for the write-down related to goodwill impairment for certain discontinued operations, in each case to the extent subtracted in calculating net income.”

(b) Section 10.4 (Testing and Calculation) of the Credit Agreement is amended by adding the following new clause (c) at the end of such Section:

“(c) For the purposes of calculating EBITDA under Sections 10.1 (Leverage Ratio) and 10.2 (Fixed Charge Coverage Ratio), for the fiscal quarter ending December 31, 2014, EBITDA shall be calculated to permit a non-recurring non-cash charge of up to $4,916,000 for the write-down related to goodwill impairment for certain discontinued operations to be added back to the calculation of EBITDA, to the extent subtracted in calculating the consolidated net income of the Companies for such period.”

(c) Section 10 (Financial Covenants) of the Credit Agreement is amended to add the following new Section 10.6 at the end of such Section:

“10.6 Cash or Cash Equivalent Availability. Borrower shall at all times maintain cash and cash equivalents of at least $3,900,000 on deposit in an interest bearing account held by Borrower at Lender until Borrower has complied with both Section 10.1 and Section 10.2 as of the last day of a fiscal quarter ending on or after December 31, 2014. After Borrower has satisfied the requirement to comply with both Section 10.1 and Section 10.2 for any fiscal quarter ending on or after December 31, 2014, Borrower will no longer be required to comply with this Section 10.6. The foregoing covenant amends and restates in its entirety the post-closing covenant under Section 3 of that certain Waiver Agreement dated August 12, 2014, by and between Borrower and Lender.”

2. Conditions. This Amendment shall be effective once each of the following have occurred or have been delivered to Lender, each in Proper Form:

(a) this Amendment executed by Borrower and Lender;

(b) Guarantors’ Consent and Agreement;

(c) Borrower shall have paid, and Lender shall have received, payment of Lender’s other fees and expenses incurred in connection with this Amendment, including fees and expenses of its legal counsel; and

(d) such other documents and items as Lender may reasonably request.

3. Waiver of Existing Default. Subject to the conditions in Section 2 being satisfied, Lender hereby (a) waives the Existing Default, and (b) agrees not to exercise any of the rights or remedies available to Lender under the Loan Documents solely as a result of the Existing Default. Borrower hereby agrees that the waiver of the Existing Default does not (i) constitute a waiver of any present or future violation of or noncompliance with any provision of any Loan Document or a waiver of Lender's right to insist upon strict compliance with each term, covenant, condition, and provision of the Loan Documents, or (ii) prejudice any right or remedy Lender may now have (after giving effect to the foregoing waiver) or may have in the future under or in connection with the Loan Agreement or any other Loan Documents executed from time to time in connection therewith.

4. Representations and Warranties. Borrower represents and warrants to Lender that upon giving effect to all prior written waivers granted by Lender in connection with the Credit Agreement (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Potential Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

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5. Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrower hereby releases Lender from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

6. Miscellaneous.

(a) No Waiver of Defaults. Except as expressly set out above, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b) Form. Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d) Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile or portable document format (PDF). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender. Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

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(g) Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h) Entirety. The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on following pages.]

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The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

DEEP DOWN, INC.,

a Nevada corporation

By:/s/ Eugene L. Butler

Eugene L. Butler
Executive Chairman and Chief Financial Officer

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LENDER:

WHITNEY BANK

By:/s/ Paul W. Cole

Paul W. Cole

Senior Vice President

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GUARANTORS’ CONSENT AND AGREEMENT

TO

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation (as defined in the Credit Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Potential Default has occurred and is continuing. Each Guarantor hereby releases Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment. This Consent and Agreement shall be binding upon the undersigned, their successors and permitted assigns, and shall inure to the benefit of Lender, and its successors and assigns.

GUARANTORS:

MAKO TECHNOLOGIES, LLC,

a Nevada limited liability company

DEEP DOWN INC.,

a Delaware corporation

By:/s/ Eugene L. Butler

Eugene L. Butler

Executive Chairman and Chief Financial Officer

of each of the foregoing companies

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